                                                                  10(ii)(a)(3)

                                 FIRST AMENDMENT

         This First Amendment (the "Amendment") is made and entered into as of the 12th day of March, 1997, by and between Equity Office Properties, L.L.C. as agent for beneficial owner ("Landlord") and Great Hawaiian Properties Corporation, a Delaware corporation, d/b/a American Hawaii Cruises ("Tenant").


                                   WITNESSETH

A. WHEREAS, Landlord and Tenant are parties to that certain lease dated the 30th day of May, 1995 currently containing approximately 37,367 rentable square feet of space on the second (2nd) floor of the building commonly known as Two North Riverside Plaza, Chicago, Illinois 60606 (the "Building"), which lease has not been previously amended or assigned (the "Lease"); and

B. WHEREAS, Tenant and Landlord mutually desire that the Lease be amended on and subject to the terms and conditions hereinafter set forth;

         NOW, THEREFORE, in consideration of the mutual covenants and agreements herein contained and other good and valuable consideration the receipt and sufficiency of which are hereby acknowledged, Landlord and Tenant agree as follows:

         I. AMENDMENT. Landlord and Tenant agree that the Lease shall be amended in accordance with the following terms and conditions:

A.       Commencement Dates

         Notwithstanding anything to the contrary in Sections I.A.3.a, b, c or in Section III.A. of the Lease, the Commencement Dates for the Premises are the following:

         1. The Premises A Commencement Date is bifurcated. It is July 1, 1994 as applicable to the 12,482 rentable square feet colloquially referred to as the "Reservation Area." It is September 9, 1994 as applicable to the 5,250 rentable square feet colloquially referred to as the "MIS Area."

         2.       The Premises B Commencement Date is August 19, 1994.

         3.       The Premises C Commencement Date is June 1, 1995.

The Termination Date as to the entire Premises is December 31, 2004.

B.       Base Rental

         Exhibit B-1 is deleted from the Lease in its entirety, and Exhibit A attached hereto and by this reference made a part hereof is substituted therefor.

C. Base Rental Abatement. Landlord and Tenant acknowledge and agree that Tenant's obligation to pay Base Rental in accordance with the provisions of Exhibit A attached hereto shall be fully abated for the period beginning July 1, 1994 and ending May 15, 1998. The total amount of such Base Rental abated during such period is $578,323,87. Such Base Rental Abatement shall be in full and complete satisfaction of Landlord's obligation to abate Base Rental as described in the fourth (4th), fifth (5th) and sixth (6th) sentences of Paragraph 1.A and in Paragraph 1.B of Exhibit E to the Lease.

D. Right of First Refusal. Landlord and Tenant acknowledge and agree that space shown as dotted on Exhibit A-1 of the Lease and specifically identified thereon as Suite 212 and labeled "World Express Travel" is not Refusal Space for the purposes of Paragraph 2 of Exhibit E to the Lease, and Tenant acknowledges and agrees that Tenant has no Right of First Refusal as to said Suite 212. Landlord and Tenant acknowledge and agree that Tenant has a Right of First Refusal only on the dotted space shown on Exhibit A-1 of the Lease and identified thereon as Suite 267 and labeled as "Cyborg Solution Center."

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
E. Members Advantage Credit Union. Landlord acknowledges and agrees that Tenant has completely satisfied its reimbursement obligations pursuant to Paragraph 6 of Exhibit E of the Lease. Accordingly, the provisions of said Paragraph 6 of Exhibit E of the Lease are deleted in their entirety and are null, void and of no further force and effect.

F. Temporary Space and Signage. Landlord and Tenant acknowledge and agree that Paragraphs 7 and 8 of Exhibit E to the Lease are deleted in their entirety and are null, void and of no further force and effect.

G. License Agreement to Use Roof Space. Landlord and Tenant acknowledge and agree that Exhibit G-2 is deleted from the Lease in its entirety and its provisions are null, void and of no further force and effect. The license to use the roof of the Building is hereby revoked, and Tenant agrees to eliminate as soon as reasonably practical any roofdeck or roof penetrations, to repair any damage caused by their installation or removal, and to restore the roof to the condition in which it existed prior to the execution of the Lease. Any and all such repair and removal work shall be performed at Tenant's sole cost and expense and in accordance with Article X.B of the Lease.

H. Guaranty. Tenant acknowledges and agrees that, by oversight, the Guaranty attached hereto as Exhibit B was not signed contemporaneously with the Lease and that Landlord's willingness to enter into this Amendment is conditioned upon the execution of the attached Exhibit B by Guarantor simultaneous with Tenant's execution of this Amendment.

I. Entry by Landlord. Article XII of the Lease shall be amended by deleting the parenthetical "(during the final 6 months of the Lease Term)" from the first sentence of Article XII and substituting the following therefor:
"(during the final six months of the Lease Term; provided, however, with regard to Premises C, Landlord shall have the right to enter Premises C to show Premises C to prospective tenants throughout the Lease Term)".

J. Landlord's Termination Option. The following shall be added as a new Paragraph 10 to Exhibit E to the Lease:

         Landlord Termination Option. Landlord shall have the right from and after the Effective Date at Landlord's cost and expense to market Premises C for lease to third parties and should Landlord identify a bona fide prospective tenant who evidences an interest in leasing Premises C on terms Landlord would be willing to accept ("Third Party Interest"), Landlord shall have the further right and option (the "Premises C Termination Option") to be exercised on thirty (30) days' prior notice to Tenant to terminate this Lease as to the space measuring approximately 6,707 rentable square feet and identified as Premises C in the Lease. Tenant agrees to vacate and surrender possession of Premises C on and as of the effective date of Landlord's termination just as if that were the scheduled Termination Date of the Lease for Premises C; provided that Tenant, within five (5) days after receipt of Landlord's notice of termination, shall have the right to lease said Premises C or whatever portion thereof is covered by the Third Party Interest on the same terms and conditions as in this Lease in which case Landlord's notice of termination shall be null and void and of no further force and effect. In the event of this Lease's being terminated as to Premises C, Landlord shall prepare an amendment to the Lease to reflect changes in the Premises, Rentable Area of the Premises, Tenant's Pro Rata Share, and any other affected terms and shall submit same to Tenant within a reasonable time following five (5) days after Landlord's exercise of its Termination Option. Tenant agrees to execute same within ten (10) days following receipt of the amendment from Landlord. Tenant specifically acknowledges and agrees that should Landlord exercise the Premises C Termination Option and Tenant does not elect to continue to lease same on the terms of this Lease, Premises C and the Rentable Area of Premises C shall no longer be subject to the Lease, but Base Rental as reflected on Exhibit A to this Amendment shall not be reduced so long as the Base Rental Abatement has not been fully exhausted in accordance with the provisions of Paragraph C of this Amendment.

         II. EFFECTIVE DATE. This Amendment shall become effective as of, on and after September 1, 1996 (the "Effective Date") and shall continue in effect until otherwise amended by the parties in writing or until expiration or sooner termination of the Lease.


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
         III.     MISCELLANEOUS.

                  A. This Amendment sets forth the entire agreement between the parties with respect to the matters set forth herein. There have been no additional oral or written representations or agreements.

                  B. Except as herein modified or amended, the provisions, conditions and terms of the Lease shall remain unchanged and in full force and effect.

                  C. In the case of any inconsistency between the provisions of the Lease and this Amendment, the provisions of this Amendment shall govern and control.

                  D. Submission of this Amendment by Landlord is not an offer to enter into this Amendment but rather is a solicitation for such an offer by Tenant. Landlord shall not be bound by this Amendment until Landlord has executed and delivered the same to Tenant.

                  E. The capitalized terms used in this Amendment shall have the same definitions as set forth in the Lease to the extent that such capitalized terms are defined therein and not redefined in this Amendment.

                  F. This Amendment shall be of no force and effect unless and until accepted by any guarantors of the Lease, who by signing below shall agree that their guarantee shall apply to the Lease as amended herein.

         IN WITNESS WHEREOF, Landlord and Tenant have duly executed this Amendment as of the day and year first above written.

WITNESSES; ATTESTATION             LANDLORD:  EQUITY OFFICE PROPERTIES,
                                              L.L.C., as Agent for beneficial
                                              owner

                                   By:
                                        ---------------------------------------
                                   Name:  Michael Sheinkop
-----------------------------
Name (print):                      Title: Senior Vice President-Asset Management
             ----------------

                                   TENANT:  GREAT HAWAIIAN PROPERTIES
                                            CORPORATION, a Delaware
                                            corporation d/b/a American Hawaii
                                            Cruises

                                   By:
------------------------------          ---------------------------------------
Name (print):                      Its:
             -----------------          ---------------------------------------

                                   GUARANTOR:

------------------------------     GREAT HAWAIIAN CRUISE LINE, INC., a
Name (print):                                              corporation
             -----------------     -----------------------

                                   By:
                                       ---------------------------------------
                                   Its:
                                       ---------------------------------------


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
                                    EXHIBIT A

                             SCHEDULE OF BASE RENTAL

         This Exhibit is attached to and made a part of the First Amendment
dated         , 1997 by and between Equity Office Properties, L.L.C., as agent for Beneficial Owner ("Landlord") and Great Hawaiian Properties Corporation, a Delaware corporation, d/b/a American Hawaii Cruises ("Tenant") for space in the Building located at Two North Riverside.

         A. Tenant shall pay Landlord the sum of One Million Eight Hundred Sixty Five Thousand Five Hundred Twenty Nine and 88/100's Dollars ($1,865,529.88) as Base Rental for the Lease Term in monthly installments as follows:

         1. One (1) monthly installment of $4,160.67 payable on or before the first day of July 1994 as applicable to the period beginning July 1, 1994, and ending July 31, 1994.

         2. One (1) monthly installment of $5,967.81 payable on or before the first day of August 1994 as applicable to the period beginning August 1, 1994, and ending August 31, 1994.

         3. One (1) monthly installment of $9,753.33 payable on or before the first day of September 1994 as applicable to the period beginning September 1, 1994 and ending September 30, 1994.

         4. Eight (8) equal monthly installments of $10,220.00 payable on or before the first day of each month during the period beginning October 1, 1994, and ending May 31, 1995.

         5. One (1) monthly installment of $12,455.67 payable on or before the first day of June 1995 as applicable to the period beginning June 1, 1995 and ending June 30, 1995.

         6. Twelve (12) equal monthly installments of $12,953.90 each payable on or before the first day of each month during the period beginning July 1, 1995, and ending June 30, 1996.

         7. Twelve (12) equal monthly installments of $13,472.06 each payable on or before the first day of each month during the period beginning July 1, 1996, and ending June 30, 1997.

         8. Twelve (12) equal monthly installments of $14,010.94 each payable on or before the first day of each month during the period beginning July 1, 1997, and ending June 30, 1998.

         9. Twelve (12) equal monthly installments of $14,571.38 each payable on or before the first day of each month during the period beginning July 1, 1998, and ending June 30, 1999.

         10. Twelve (12) equal monthly installments of $15,154.24 each payable on or before the first day of each month during the period beginning July 1, 1999, and ending June 30, 2000.

         11. Twelve (12) equal monthly installments of $15,760.41 each payable on or before the first day of each month during the period beginning July 1, 2000, and ending June 30, 2001.

         12. Twelve (12) equal monthly installments of $16,390.83 each payable on or before the first day of each month during the period beginning July 1, 2001, and ending June 30, 2002.

         13. Twelve (12) equal monthly installments of $17,046.46 each payable on or before the first day of each month during the period beginning July 1, 2002, and ending June 30, 2003.

         14. Eighteen (18) equal monthly installments of $17,728.32 each payable on or before the first day of each month during the period beginning July 1, 2003, and ending December 31, 2004.

         B. All such Base Rental shall be payable by Tenant in accordance with the terms of Article V of the Lease.


         IN WITNESS WHEREOF, Landlord and Tenant have entered into this Lease as of the date first written above.

WITNESSES; ATTESTATION              LANDLORD: EQUITY OFFICE PROPERTIES,
                                              L.L.C., as Agent for beneficial
                                              owner

                                     By:
                                        ---------------------------------------
                                        Name: Michael Sheinkop
-------------------------------
                                        Title:  Senior Vice President-Asset
-------------------------------                 Management



                                     TENANT:  GREAT HAWAIIAN PROPERTIES
                                              CORPORATION, a Delaware
                                              corporation, d/b/a American Hawaii
                                              Cruises

                                      By:
-------------------------------          --------------------------------------
                                      Its:
-------------------------------          --------------------------------------

                                    EXHIBIT B

                      GUARANTY OF LEASE DATED MAY 30, 1995
                    BETWEEN EQUITY OFFICE PROPERTIES, L.L.C.
                   AS AGENT FOR BENEFICIAL OWNER ("LANDLORD")
                   AND GREAT HAWAIIAN PROPERTIES CORPORATION,
        A DELAWARE CORPORATION, D/B/A AMERICAN HAWAII CRUISES ("TENANT")


         FOR VALUE RECEIVED and in consideration for and as an inducement to EQUITY OFFICE PROPERTIES, L.L.C., as Agent for Beneficial Owner ("Landlord") to lease certain real property to GREAT HAWAIIAN PROPERTIES CORPORATION, A DELAWARE CORPORATION, D/B/A AMERICAN HAWAII CRUISES as Tenant ("Tenant"), pursuant to a lease (the "Lease") of even date herewith, the undersigned does hereby unconditionally and irrevocably guarantee to Landlord the punctual payment of all Rent, (as such term is defined in the Lease) payable by Tenant under the Lease throughout the term of the Lease and any and all renewals and extensions thereof in accordance with and subject to the provisions of the Lease, and the full performance and observance of all other terms, covenants, conditions and agreements therein provided to be performed and observed by Tenant under the terms of the Lease, for which the undersigned shall be jointly and severally liable with Tenant. If any default on the part of Tenant shall occur under the Lease, the undersigned does hereby covenant and agree to pay to Landlord in each and every instance such sum or sums of money and to perform each and every covenant, condition and agreement under the Lease as Tenant is and shall become liable for or obligated to pay or perform under the Lease, together with the costs reasonably incurred by Landlord in connection therewith, including without limitation reasonable attorneys' fees. Such payments of Rent and other sums shall be made monthly or at such other intervals as the same shall or may become payable under the Lease, including any accelerations thereof, all without requiring any notice from Landlord (other than any notice required by the Lease) of such non-payment or non performance, all of which the undersigned hereby expressly waives.

         The maintenance of any action or proceeding by Landlord to recover any sum or sums that may be or become due under the Lease and to secure the performance of any of the other terms, covenants and conditions of the Lease shall not preclude Landlord from thereafter instituting and maintaining subsequent actions or proceedings for any subsequent default or defaults of Tenant under the Lease. The undersigned does hereby consent that without affecting the liability of the undersigned under this Guaranty and without notice to the undersigned, time may be given by Landlord to Tenant for payment of Rent and such other sums and performance of said other terms, covenants and conditions, or any of them, and such time extended and indulgence granted, from time to time, or Tenant may be dispossessed or Landlord may avail itself of or exercise any or all of the rights and remedies against Tenant provided by law or by the Lease, and may proceed either against Tenant alone or jointly against Tenant and the undersigned or against the undersigned alone without first prosecuting or exhausting any remedy or claim against Tenant. The undersigned does hereby further consent to any subsequent change, modification or amendment of the Lease in any of its terms, covenants or conditions, or in the Rent payable thereunder, or in the premises demised thereby, or in the term thereof, and to any assignment or assignments of the Lease, and to any subletting or sublettings of the premises demised by the Lease, and to any renewals or extensions thereof, all of which may be made without notice to or consent of the undersigned and without in any manner releasing or relieving the undersigned from liability under this Guaranty.

         The undersigned does hereby agree that the bankruptcy of Tenant shall have no effect on the obligations of the undersigned hereunder. The undersigned does hereby further agree that in respect of any payments made by the undersigned hereunder, the undersigned shall not have any rights based on suretyship, subrogation or otherwise to stand in the place of Landlord so as to compete with Landlord as a creditor of Tenant, unless and until all claims of Landlord under the Lease shall have been fully paid and satisfied.

         Neither this Guaranty nor any of the provisions hereof can be modified, waived or terminated, except by a written instrument signed by Landlord. The provisions of this Guaranty shall apply to, bind and inure to the benefit of the undersigned and Landlord and their respective heirs, legal representatives, successors and assigns. The undersigned, if there be more than one, shall be jointly and severally liable hereunder, and for purposes of such several liability the word "undersigned" wherever used herein shall be construed to refer to each of the undersigned parties separately, all in the same manner and with the same effect as if each of them had signed separate instruments, and this Guaranty shall not be revoked or impaired as to any of such parties by the death or another party or by revocation or release of any obligations hereunder of any other party. This Guaranty shall be governed by and construed in accordance with the internal laws of the state where the premises demised by the Lease are located. For the purpose solely of litigating any dispute under this Guaranty, the undersigned submits to the jurisdiction of the courts of said state.

         IN WITNESS WHEREOF, the undersigned has executed this Guaranty as of the date of the Lease.


                                             GUARANTOR:

ATTEST/WITNESS:                              GREAT HAWAIIAN CRUISE LINE, INC.,
                                             a
                                               --------------------------------
                                             By:
--------------------------------               --------------------------------
Name (print):                                Name:
             -------------------               --------------------------------
                                             Title:
--------------------------------               --------------------------------
Name (print):
             -------------------


STATE OF                   )
          ---------------- ) SS
COUNTY OF                  )
          ----------------

         BE IT REMEMBERED, that on the     day of        , 1995, before me, a
Notary Public in and for said County personally appeared            , by
       , its                President, the GUARANTOR in the foregoing GUARANTY
who acknowledged that the signing thereof was the duly authorized act and deed of said corporation and his free and voluntary act and deed as said officer for the uses and purposes therein mentioned.

         IN TESTIMONY WHEREOF, I have hereunto set my hand and affixed my official seal on the day and year first above written.



                                            -----------------------------------
                                            Notary Public


My Commission Expires:

-----------------------